SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
        -----------------------------------------------------------------


                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

     Check the appropriate box:
     [   ] Preliminary Proxy Statement       [X] Definitive Proxy Statement
     [   ] Definitive Additional             [   ] Soliciting Materials
               Materials                               Pursuant to
     [   ] Confidential, for use of the                Section 240.14a-11(c) or
               Commission Only (as                     Section 240.14a-12
               permitted by Rule
               14a-6(e)(2))

                                 PALADYNE CORP.
        -----------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
       ------------------------------------------------------------------
                   (Name of Persons(s) Filing Proxy Statement
                            if other than Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
          and 0-11.
               1) Title of each class of securities to which transaction
                  applies:
                          --------------------
               2) Aggregate number of securities to which transaction
                  applies:
                           -------------------
               3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which the filing fee is calculated and state how it was determined):
                                       -----------------------
               4) Proposed maximum aggregate value of transaction:
                                                                  --------------
               5) Total fee paid:
                                 ---------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by
          Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
          Schedule and the date of its filing.
          1) Amount Previously Paid:
                                    -----------------
          2) Form, Schedule or Registration Statement No:
                                                         ------------------
          3) Filing Party:
                          ----------------------
          4) Date Filed:
                        ------------------------

                                 PALADYNE CORP.
                     610 CRESCENT EXECUTIVE COURT, SUITE 124
                               LAKE MARY, FL 32746

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    ----------------------------------------
                            TO BE HELD APRIL 11, 2000
                            -------------------------


TO THE STOCKHOLDERS:

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of PALADYNE CORP., a Delaware corporation (the "Company"), will be held at the offices of the Company, 610 Crescent Executive Court, Suite 124, Lake Mary, Florida, on Tuesday, April 11, 2000 at 10:00 A.M., local time, for the following purposes:

         1.       To elect two Class I Directors for a term of three years.

         2. To transact such other business as may properly come before the Meeting or at any adjournment thereof.

          A Proxy Statement describing the matters to be considered at the Meeting is attached to this Notice. Only stockholders of record of the Common Stock and of the Series A Convertible Preferred Stock at the close of business on March 3, 2000, which has been fixed as the record date for the Meeting, shall be entitled to notice of, and to vote at, the Meeting and any adjournments thereof. All stockholders are cordially invited to attend the Meeting in person. Whether or not you expect to attend, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly in the accompanying envelope. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof.

                                        By Order of the Board of Directors,


                                        John D. Foster, Chairman

Lake Mary, Florida
March 7, 2000

          IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WISH YOUR SHARES OF COMMON STOCK TO BE VOTED, YOU ARE REQUIRED TO SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE.

                                 PALADYNE CORP.
                     610 CRESCENT EXECUTIVE COURT, SUITE 124
                               LAKE MARY, FL 32746

                                  -------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 11, 2000
                                  -------------

          This Proxy Statement and the accompanying proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of PALADYNE CORP., a Delaware corporation (the "Company"), to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at 610 Crescent Executive Court, Suite 124, Lake Mary, Florida, at 10:00 a.m., local time on April 11, 2000, or at such other time or place to which the Meeting may be adjourned, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders in this Proxy Statement.

          The approximate date on which this Proxy Statement, Notice and accompanying Proxy will first be sent or given to the Company's stockholders is March 10, 2000.

          A copy of the Company's Annual Report for the fiscal year ended August 31, 1999 accompanies this Proxy Statement.

                       VOTING SECURITIES AND VOTE REQUIRED
                       -----------------------------------

          Only stockholders of record at the close of business on March 3, 2000 (the "Record Date") of the common stock, $.001 par value (the "Common Stock"), and the Series A Convertible Preferred Stock, $.001 par value (the "Series A Preferred Stock") of the Company will be entitled to notice of, and to vote the shares held by them on such date at the Meeting and at any adjournments thereof. On the Record Date, there were issued and outstanding 7,401,229 shares of Common Stock and 137,143 shares of Series A Preferred Stock. There was no other class of voting securities outstanding at that date.

          Each share of Common Stock and Series A Preferred Stock held by a stockholder entitles such holder to one vote upon each matter that is voted upon at the Meeting. The Common Stock and the Series A Preferred Stock vote together as a single class.

          The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock and Series A Preferred Stock is necessary to constitute a quorum at the Meeting. Broker "non-votes" and the shares as to which a stockholder abstains from voting are included for purposes of determining whether a quorum of shares is present at a meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

          A plurality of the total votes cast by holders of Common Stock and Series A Preferred Stock, voting as one class, is required for the election of directors. In tabulating the vote on the election of directors, abstentions and broker "non-votes" will be disregarded and will have no effect on the outcome of such vote.

          Proxies are solicited to give all stockholders who are entitled to vote on the matters that come before the Meeting the opportunity to do so whether or not they choose to attend the Meeting in person.

          If the enclosed proxy is properly executed and returned to the Company and not revoked, it will be voted in accordance with the instructions therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying Proxy will vote FOR the two Class I nominees for director and as recommended by the Board of Directors with regard to any other matter or if no such recommendation is given, in their own discretion. Each Proxy granted by a stockholder may be revoked by such stockholder at any time thereafter by writing to the Secretary of the Company prior to the Meeting, or by execution and delivery of a subsequent Proxy or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy.

          The cost of soliciting the Proxies, consisting of the printing, handling and mailing of the Proxy and related materials, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy material to the beneficial owners of stock, will be paid by the Company.

          In order to assure that there is a quorum, it may be necessary for certain officers, directors, regular employees and other representatives of the Company to solicit Proxies by telephone or mail. These persons will receive no extra compensation for their services. Your cooperation in promptly signing and returning the enclosed proxy card will help to avoid additional expense.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
         --------------------------------------------------------------

          The following table sets forth information, to the best of the Company's knowledge, as of the Record Date, with respect to (i) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock, (ii) each present director and nominee for director, and (iii) all directors and executive officers as a group:


NAME AND ADDRESS             AMOUNT AND NATURE OF         PERCENT OF
OF BENEFICIAL OWNER          BENEFICIAL OWNERSHIP          CLASS(1)
-------------------          --------------------         ----------

Ronald L. Weindruch *            2,045,005(2)                26.6%

Webbmont Holdings                  496,429(3)                 6.3%

Kenneth H. Horn *                  174,918(4)                 2.3%

William N. Kashul, Sr. *           223,128(5)                 3.0%

Peter B. Atwal *                    43,334(6)                 0.6%

James L. McGovern *                207,721(7)                 2.8%

John D. Foster *                   185,849(8)                 2.5%

Stewart B. Harris *                125,000(9)                 1.7%

All directors and
executive officers as a         3,004,955(10)                36.6%
group (7 persons in group)



* Director and/or executive officer. The address of each person is c/o Paladyne Corp., 610 Crescent Executive Court, Lake Mary, Florida 32746.

(1) Unless otherwise indicated in the notes below, the Company has been advised that each person above has sole voting and investment power over the shares indicated above. Ownership is calculated separately for each person on the basis of the actual number of outstanding shares as of the Record Date and assumes the exercise of stock options and warrants held by such person (but not by anyone else) exercisable within sixty days.

(2) Includes (i) 100,000 shares held in the names of Mr. Weindruch's children, (ii) 1,500,000 shares held in a trust for which Mr. Weindruch acts as trustee, and (iii) 283,124 shares subject to presently exercisable options and warrants.

(3) Includes 496,429 shares which may be acquired pursuant to presently exercisable warrants.

(4) Includes (i) 50,000 shares held by a corporation controlled by Mr. Horn and (ii) 114,918 shares subject to presently exercisable options.

(5)       Includes 110,834 shares subject to presently exercisable options.

(6)       Includes 43,334 shares subject to presently exercisable options.

(7) Includes (i) 9,906 shares held in the names of Mr. McGovern's children and (ii) 117,917 shares subject to presently exercisable options.

(8)       Includes 108,334 shares subject to presently exercisable options.

(9)       Includes 75,000 shares subject to presently exercisable options.

(10)      See notes (2), (4), (5), (6), (7), (8) and (9).


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS
                              ---------------------

Background
----------

          Pursuant to the Company's Certificate of Incorporation, the Board of Directors is divided into three classes, with each class serving for a three year term ending in successive years. Each year the stockholders elect the members of one of the three classes to a three year term of office. There are seven directors, with the Class I having two directors, the Class II having two directors and the Class III having three directors.

          The term of office of the Class I directors will expire at this Meeting, the term of the Class II directors will expire at the 2001 Annual Meeting, and the term of the Class III directors will expire at the 2002 Annual Meeting.

          At the Meeting, the two Class I directors will be elected by the stockholders to serve until the 2003 Annual Meeting of Stockholders and until their successors are elected and qualified. The Board of Directors will vote all Proxies received by them in the accompanying form for John D. Foster and Kenneth Horn, the nominees listed below. In the event either nominee is unable to or declines to serve at the time of the Meeting, the Proxies will be voted for an alternative nominee who shall be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.

          The following sets forth information about each nominee for election to the Board of Directors.

                                                                        DIRECTOR
     NAME                  CLASS    POSITION                      AGE    SINCE
     ----                  -----    --------                      ---   --------
John D. Foster                I     Chairman & Director            56     1999
Ronald L. Weindruch         III     President, C.E.O. & Director   52     1996
Peter B. Atwal               II     Director                       43     1996
William N. Kashul, Sr.(2)    II     Director                       66     1996
Stewart B. Harris(1)        III     Director                       58     1999
Kenneth Horn(1),(2)           I     Director                       59     1999
James L. McGovern(1)        III     Director                       57     1998
---------------
(1)Member of Audit Committee
(2)Member of Compensation Committee

                              NOMINEES FOR DIRECTOR

JOHN D. FOSTER has been Chairman of the Board of the Company since January 4, 2000. He is also President of Vedra International Associates, Inc., which he founded in 1996. Mr. Foster retired from AT&T in 1996, where he was a Corporate Officer beginning in 1986 having served as Vice President - Marketing and Sales, Southern Region from 1986 to 1983, CEO of AT&T American Transtech from 1989 to 1992, and as President and Managing Director of AT&T Communications Services Group - Europe from 1992 to 1996. Mr. Foster is a director of Aerial Communications (trading symbol AERL). He holds a B.S. degree from Purdue University and a Masters in Physics from the University of Illinois.

KENNETH W. HORN has been a Managing Director of KWH Associates since April 1999. In 1999, he retired as a Corporate Officer of Nortel Networks where he worked for 18 years and had served as Vice President. Prior thereto Mr. Horn was employed by Huyck Corporation for 10 years where he held various positions including Vice President and General Manager of its largest division. Mr. Horn holds a B.S. degree from Villanova University and a M.B.A. from Iona University.

                         DIRECTORS CONTINUING IN OFFICE

RONALD L. WEINDRUCH has been the President and Chief Executive Officer of the Company since the March 1997 merger of Worldwide Applied Telecom Technology, Inc. ("WWATT") into the Company's predecessor. He was a founder of WWATT in 1994. Mr. Weindruch was the Chairman of the Sanford Airport Authority in Sanford, Florida from 1993 to 1996. From1984 to 1994, he held a variety of senior management positions with Siemens Stromberg-Carlson, including Senior Vice-President of Operations at Siemens Stromberg-Carlson from 1991 to 1995. Prior thereto, Mr. Weindruch served as director of marketing for the Nortel (formerly Northern Telecom) DMS 100 switching system and was also group director of business development for Nortel's digital switching group. Mr. Weindruch holds an M.B.A. degree from George Washington University and a B.S. degree from the University of Illinois.

WILLIAM N. KASHUL, SR. has been a Vice President of Sales of Home Wireless Networks since 1997. From 1994 to 1997, he was an independent consultant for a variety of companies in the telecommunications industry. From 1972 to 1994, Mr. Kashul was a Regional Vice President of Strategic Account Development, North America, for Northern Telecom, Inc. Mr. Kashul began his telecommunications career in the U.S. Army in 1953. He joined BTE Automated Electric as an engineer in 1956 and went to ITT Kellogg as a project engineer in 1959. He joined Stromberg-Carlson as a senior sales engineer in 1967 before going to Northern Telecom in 1972. Mr. Kashul is a member of the International Engineering Consortium's Executive Advisory Council and holds an M.B.A. from the University of Chicago.

PETER B. ATWAL has been a Vice President of Business Development for Milcomm Communications since August 1999. From 1992 to July 1999, Mr. Atwal was Chief Technology Officer for ISR Global Telecom, a network management provider. From 1985 to 1991, Mr. Atwal worked as a research and development manager for Siemens, and from 1977 to 1985, he was a consultant for Logica, Inc. Mr. Atwal holds a BSC degree in computer science from London University.

STEWART B. HARRIS has been Executive Vice President of Carlson Marketing Group since 1998. Mr. Harris founded and was President and Chief Executive Officer of S&H Citadel, an incentive marketing company, and its predecessors from 1982 until February 1998 when it was acquired by Carlson Marketing. Prior thereto, Mr. Harris also held various sales, marketing, and executive positions with IBM Corporation, HERS Apparel Industries, and MDB Holding.

JAMES L. MCGOVERN retired from Norstan in 1996, where he was Executive Vice President and General Manager for the Communications Systems Division from 1981. From 1969 to 1981, Mr. McGovern held a number of key sales management and General Manager positions at Xerox Corporation. Mr. McGovern holds a B.S. degree from Northeastern University.

          The Board of Directors has an Audit Committee which recommends to the Board of Directors the selection of the Company's independent public accountants and reviews with such accountants the scope and results of their audit, the scope and results of the Company's internal audit procedures and the adequacy of the Company's system of internal control, and a Compensation Committee which reviews management contracts and management compensation.

          All directors are reimbursed for expenses while attending to Company business. In addition, directors are eligible to receive stock options in accordance with the Company's 1999 Stock Option Plan.

          During the 1999 fiscal year, the Board of Directors held 16 meetings, and each director attended at least 75% of such meetings. The Audit Committee and the Compensation Committee each met once in fiscal 1999.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE TWO NOMINEES FOR CLASS I DIRECTORS.

EXECUTIVE COMPENSATION AND EMPLOYMENT AGREEMENTS
------------------------------------------------

Compensation
------------

          The following table sets forth all compensation actually paid or accrued by the Company for services rendered to the Company for the years ended August 31, 1997, 1998 and 1999 to the Company's Chief Executive Officer. No other executive officer of the Company has earned a salary greater than $100,000 annually for any of the periods depicted.

Summary Compensation Table
--------------------------
                                                  All             Stock warrants
Name and Principal                                Other           & options
Position               Year   Salary      Bonus   compensation(a) issued(b)
--------               ----   ------      -----   ------------    -------
Ronald L. Weindruch,   1999   $137,500     -0-    $36,034         208,784
President,C.E.O.       1998    122,292   $3,000    81,700         67,500
                       1997    108,000     -0-     26,000            -

      (a) All other compensation includes consulting and commission income.

      (b) Of the total outstanding options and warrants held by Mr. Weindruch, at August 31, 1999, 64,790 were exercisable and 185,000 were unexercisable. The value of unexercised in the money options and warrants was $0 for exercisable and approximately $7,000 for unexercisable. In addition to cash compensation, the individual named above participates in the Company's stock option plan.

The following table details options granted in fiscal year 1999:

                                  % of Total
                      # of Shares    Options
                      underlying     Granted    Exercise     Expiration
Name                     Options    in FY 99    Price         Date
---------------------    -------    --------    -----         ----
Ronald L. Weindruch     150,000       9.3%       $.74         4/13/04
                         25,000       1.6%        .42         6/14/03

          No stock options held by this individual were exercised in the current fiscal year whether the options were issued in the current year or in years prior.

          In fiscal 1999, Mr. Weindruch was granted warrants by the Board of Directors to purchase 33,784 shares of the Company's Common Stock at $0.74 exercisable for five years in consideration of his personal guaranty of the Company's line of credit.


Employee Stock Option Plan
--------------------------

          The Company's 1999 Stock Option Plan (the "Plan"), replaced its predecessor's 1996 Stock Option Plan, as amended, which had been adopted in 1996 and was amended in October 1997 and March 1999. The purpose of the Plan is to encourage stock ownership by management and employees of the Company, to provide an additional incentive for those employees to contribute to the success of the Company and to provide the Company with the opportunity to use stock options as a means of recruiting new managerial personnel where appropriate.

          The Plan authorizes the grant of options which qualify as incentive stock options under Section 422A of the Internal Revenue Code ("qualified options"), as well as stock options which do not qualify under that section of the Code ("nonqualified options"). The Plan is administered by the Board of Directors of the Company. The Board is authorized to select the individual employees to receive options under the Plan, the number of shares subject to each option, the option term and other matters specified in the Plan.

          The Plan provides that the exercise price of any option may not be less than 100% of the fair market value of the Company's stock at the date of grant, defined as the average bid and ask price over the prior five days' trading in which at least 1,000 shares have traded. Options must be granted within ten years from the date the Plan was approved by the Company's shareholders.

          A maximum of 2,500,000 shares of the Company's Common Stock are authorized for issuance pursuant to options granted under the Plan, subject to adjustments to prevent dilution or enlargement of rights of participants in certain circumstances. As of January 31, 2000, there were 1,886,152 options issued and outstanding under the Plan of which 439,625 options were exercisable at an option prices ranging from $0.38 to $3.36 per share and with expiration dates from February 2000 through July 2004.


Other Options
-------------

          In addition to options granted under the Plan, the Company has also issued nonqualified stock options outside the Plan. In July 1996, nonqualified options to purchase 33,018 shares of the Company's Common Stock at an option price of $0.9086 per share were granted to the outside members of the Board of Directors for their services. In October 1996, one of the outside directors was granted nonqualified options to purchase 55,030 shares of the Company's Common Stock at an option price of $0.0909 per share for his services in identifying an acquisition. In May 1998, nonqualified options to purchase 712,500 shares of the Company's Common Stock at option prices ranging from $2.55 to $2.81 per share were granted to the members of the Board of Directors for their services, with outside Directors being granted options for 150,000 shares each and inside Directors being granted options for 37,500 shares each. These Options were subsequently recalled and replacement options were granted on June 14, 1999 at an exercise price of $0.38 per share.


Employment Agreements
---------------------

          The Company had an employment agreement with Ronald Weindruch, its President, calling for a base annual salary of $137,500, which agreement expired on January 31, 2000. Although Mr. Weindruch's employment agreement provided for a renewal option, Mr. Weindruch and the Company decided not to extend the agreement, but instead are negotiating a new agreement.

Certain Related Transactions
----------------------------

          During the fiscal year ended August 31, 1998, various related parties advanced the Company funds to meet cash flow needs. These advances ranged in term from one month to two years and bore interest rates ranging from 10% - 12%. Total funds advanced totaled $265,100, of which $210,100 was outstanding as of August 31, 1998. In fiscal 1999, an additional $60,000 net, was paid off, leaving a balance due of $150,000 as of August 31, 1999. This amount is entirely due to the President of the Company, bears interest at 12% per annum, and is due June 30, 2001. The Company also had a line of credit from a bank for $250,000 which was secured by a personal guarantee by the Company's President. This line of credit was repaid to the bank on February 28, 2000.



                STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

          Stockholders who desire to submit proposals for inclusion in the Company's proxy statement for the 2001 Annual Meeting of Stockholders of the Company must submit such proposals to the Secretary of the Company at the Company's principal executive offices by November 10, 2000. Nothing in this paragraph shall be deemed to require the Company to hold a 2001 Annual Meeting upon the anniversary date of the 2000 Annual Meeting or to include in its proxy statement and proxy relating to any such 2001 Annual Meeting any shareholder proposal that does not meet the requirements for including in effect at such time.

                                  OTHER MATTERS

          THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH BENEFICIAL HOLDER OF ITS COMMON STOCK ON THE RECORD DATE WHO DID NOT RECEIVE A COPY OF THE COMPANY'S ANNUAL REPORT, ON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED AUGUST 31, 1999 AS FILED WITH THE SEC. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO THE SECRETARY OF THE COMPANY, 610 CRESCENT EXECUTIVE COURT, SUITE 124, LAKE MARY, FL 32746.

          As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any other matters to be brought before the Meeting other than as set forth in this Proxy Statement. However, if any other matters not mentioned in the Proxy Statement are properly brought before the Meeting or any adjournments thereof, the persons names in the enclosed Proxy or their substitutes will have discretionary authority to vote proxies given in said form, or otherwise act, in respect of such matters in accordance with their best judgment.

                                        By Order of the Board of Directors,


                                        John D. Foster, Chairman
March 7, 2000

                          PALADYNE CORP. ANNUAL MEETING
                          TO BE HELD ON APRIL 11, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of PALADYNE CORP., a Delaware corporation (the "Company"), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated March 7, 2000, and hereby constitutes and appoints John D. Foster and Ronald L. Weindruch, or either of them acting singly in the absence of the other, with the power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of Common Stock and/or Series A Preferred Stock of the Company held by the undersigned at the Annual Meeting of Stockholders of the Company to be held on April 11, 2000, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

     The undersigned hereby instructs said proxies or their substitutes:

     1. The election of two directors nominated by the Board of Directors to serve as Class I Directors:
     FOR all nominees listed below     WITHHOLD AUTHORITY
     [ ] (except as indicated)         to vote for all nominees listed below [ ]

     NOMINEES: John D. Foster, Kenneth Horn

(INSTRUCTION: To withhold authority to vote for any individual nominee or nominees, write such nominee's or nominees' name(s) in the space provided below.)

     2. Upon such other matters as may properly come before the Meeting or any adjournment or adjournments thereof.

     The proxy when properly executed will be voted as directed. If no direction is indicated, the proxy will be voted FOR the election of the two named individuals as directors.

                              PLEASE SIGN, DATE AND MAIL THIS PROXY
                              IMMEDIATELY IN THE ENCLOSED ENVELOPE.



                                        Name
                                            ------------------------------------

                                        Name (if joint)
                                                       -------------------------

                                        Date............................., 2000



                              Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed